                                                                    EXHIBIT 99.2

                             JOINT FILER INFORMATION

                            Other Reporting Person(s)

1.     BECKER DRAPKIN PARTNERS (QP), L.P.

                Item                                    Information

Name:                                  BECKER DRAPKIN PARTNERS (QP), L.P.

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 13, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)    Former 10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  March 10, 2014

2.     BECKER DRAPKIN PARTNERS, L.P.

                Item                                    Information

Name:                                  BECKER DRAPKIN PARTNERS, L.P.

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 13, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)    Former 10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  March 10, 2014

3.     BD PARTNERS IV, L.P.

                Item                                    Information

Name:                                  BD PARTNERS IV, L.P.

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 13, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)    Former 10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:                             By:    Becker Drapkin Management, L.P.
                                       Its:   General Partner

                                       By:    BC Advisors, LLC
                                       Its:   General Partner

                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  March 10, 2014

4.     BC ADVISORS, LLC

                Item                                   Information

Name:                                  BC ADVISORS, LLC

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 13, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)    Former 10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  March 10, 2014

5.     STEVEN R. BECKER

                Item                                    Information

Name:                                  STEVEN R. BECKER

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 13, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)    Former Director and Former 10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  March 10, 2014

6.     MATTHEW A. DRAPKIN

                Item                                    Information

Name:                                  MATTHEW A. DRAPKIN

Address:                               500 Crescent Court, Suite 230, Dallas,
                                       Texas 75201

Designated Filer:                      Becker Drapkin Management, L.P.

Date of Event Requiring Statement      February 13, 2014
(Month/Day/Year):

Issuer Name and Ticker or Trading      Pixelworks, Inc. [PXLW]
Symbol:

Relationship of Reporting Person(s)    Former 10% Owner
to Issuer:

If Amendment, Date Original Filed      Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:      Form filed by More than One Reporting
                                       Person

Signature:
                                       By:    /s/ Ashley Sekimoto
                                              ----------------------------------
                                       Name:  Ashley Sekimoto
                                       Title: Attorney-in-Fact
                                       Date:  March 10, 2014